Supplement to the

Fidelity® Connecticut Municipal Money Market Fund

A Fund of Fidelity Court Street Trust II

Fidelity Connecticut Municipal Income Fund

A Fund of Fidelity Court Street Trust

STATEMENT OF ADDITIONAL INFORMATION

January 29, 2008

The following information supplements similar information found in the "Management Contracts" section beginning on page 50.

Sub-Adviser - FMR U.K. On behalf of each fund, FMR has entered into a sub-advisory agreement with FMR U.K. Pursuant to the sub-advisory agreement, FMR may receive from the sub-adviser investment research and advice on issuers outside the United States (non-discretionary services) and FMR may grant the sub-adviser investment management authority and the authority to buy and sell securities if FMR believes it would be beneficial to the funds (discretionary services). FMR, and not the funds, pays the sub-adviser.

CTR/CTMB-08-01 July 11, 2008
1.475746.117

Supplement to the

Fidelity® New Jersey Municipal Money Market Fund
and
Fidelity New Jersey AMT Tax-Free Money Market Fund
Funds of Fidelity Court Street Trust II

Fidelity New Jersey Municipal Income Fund
A Fund of Fidelity Court Street Trust

STATEMENT OF ADDITIONAL INFORMATION

January 29, 2008

The following information supplements similar information found in the "Management Contracts"section beginning on page 46.

Sub-Adviser - FMR U.K. On behalf of each fund, FMR has entered into a sub-advisory agreement with FMR U.K. Pursuant to the sub-advisory agreement, FMR may receive from the sub-adviser investment research and advice on issuers outside the United States (non-discretionary services) and FMR may grant the sub-adviser investment management authority and the authority to buy and sell securities if FMR believes it would be beneficial to the funds (discretionary services). FMR, and not the funds, pays the sub-adviser.

NJNB-08-01 July 11, 2008
1.475765.121